INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Post-Effective Amendment No. 21 to Registration Statement No. 033-35412 of Northbrook Variable Annuity Account II of Northbrook Life Insurance Company on Form N-4 of our report dated February 19, 1999 relating to the financial statements and the related financial statement schedule of Northbrook Life Insurance Company, and our report dated March 18, 1999 relating to the financial statements of Northbrook Variable Annuity Account II, contained in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Northbrook Variable Annuity Account II of
Northbrook  Life  Insurance  Company),   which  is  part  of  such  Registration
Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

Chicago Illinois
April 26, 1999